                                                                    Exhibit 10.1




                              AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT


                                       OF


                             INTERSTATE HOTELS, LLC


                            Dated as of June 18, 1999

                                TABLE OF CONTENTS

ARTICLE 1
         DEFINITIONS.........................................................................2

ARTICLE 2
         FORMATION, DURATION AND PURPOSES....................................................8
         Section 2.1       Formation.........................................................8
         Section 2.2       Name; Registered Agent and Registered Office......................9
         Section 2.3       Principal Office..................................................9
         Section 2.4       Purposes and Business.............................................9
         Section 2.5       Future Business..................................................10

ARTICLE 3
         RIGHTS AND OBLIGATIONS OF MEMBERS..................................................11
         Section 3.1       Limited Liability................................................11
         Section 3.2       Admission of Members.............................................11
         Section 3.3       Bankruptcy of a Member...........................................11
         Section 3.4       No Withdrawal....................................................11
         Section 3.5       Remuneration to Members..........................................11
         Section 3.6       Duties and Conflicts.............................................11

ARTICLE 4
         MANAGEMENT.........................................................................12
         Section 4.1       Management by the Managing Member; Members.......................12
         Section 4.2       Bank Accounts....................................................12
         Section 4.3       Liability; Indemnification.......................................13
         Section 4.4       Limitations on Sale of Assets; Indemnification...................13
         Section 4.5       Allocation of Costs and Expenses.................................14
         Section 4.6       Resolution of Disputes Regarding Shared Expenses.................15

ARTICLE 5
         BOOKS AND RECORDS..................................................................16
         Section 5.1       Books and Records................................................16
         Section 5.2       Accounting and Fiscal Year.......................................16
         Section 5.3       Reports..........................................................16
         Section 5.4       The Company Accountant...........................................18

ARTICLE 6
         CONTRIBUTIONS......................................................................18
         Section 6.1       Initial Capital Contributions....................................18
         Section 6.2       Additional Capital Contributions.................................18
         Section 6.3       No Third Party Beneficiary.......................................19
         Section 6.4       Capital Accounts.................................................19

         Section 6.5       Withdrawal of Capital............................................19
         Section 6.6       Negative Capital Accounts........................................20
         Section 6.7       Satisfaction of Indemnity Obligations Under
                           Distribution Agreement...........................................20

ARTICLE 7
         ALLOCATION OF PROFITS AND LOSSES; TAX MATTERS......................................20
         Section 7.1       Profits and Losses...............................................20
         Section 7.2       Regulatory Allocations...........................................20
         Section 7.3       Tax Allocations..................................................21
         Section 7.4       Tax Matters Member...............................................22
         Section 7.5       Tax Elections....................................................22

ARTICLE 8
         DISTRIBUTIONS......................................................................22
         Section 8.1       Cash Available for Distributions.................................22

ARTICLE 8A
         COMPANY'S INTEREST IN INTERCARP....................................................23

ARTICLE 9
         TRANSFER...........................................................................24
         Section 9.1       No Transfer of Interests.........................................24
         Section 9.2       Permitted Transfers of Interests; Right of First Offer...........24
         Section 9.3       Transferees......................................................25
         Section 9.4       Admission of Additional Members..................................26

ARTICLE 10
         TERMINATION........................................................................26
         Section 10.1      Dissolution......................................................26
         Section 10.2      Termination......................................................27
         Section 10.3      Acts in Furtherance of Liquidation...............................28

ARTICLE 11
         TAG-ALONG AND DRAG-ALONG RIGHTS....................................................28
         Section 11.1      Notice of Proposed Transaction...................................28
         Section 11.2      Tag-Along and Drag-Along Rights..................................29
         Section 11.3      Terms............................................................29
         Section 11.4      Closing..........................................................31

ARTICLE 12
         GENERAL PROVISIONS.................................................................31
         Section 12.1      Covenants, Representations and Warranties of the Members.........31
         Section 12.2      Notices..........................................................32

         Section 12.3      Governing Laws; Jurisdiction; Venue..............................34
         Section 12.4      Entire Agreement.................................................34
         Section 12.5      Waiver...........................................................34
         Section 12.6      Severability.....................................................35
         Section 12.7      Terminology......................................................35
         Section 12.8      Action by the Members............................................35
         Section 12.9      Amendments.......................................................35
         Section 12.10     Binding Agreement................................................35
         Section 12.11     Further Assurances..............................................S-1

         SCHEDULES & EXHIBITS:

         Schedule 1.1 - Initial Capital Contributions, Capital Account Balances
         Schedule 1.2 - Existing Subsidiaries
         Schedule 2.4.1 - List of Existing Contracts

            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
            --------------------------------------------------------


         THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT (this "AGREEMENT"), made and entered into as of this 18th day of June, 1999 by and between Northridge Holdings, Inc., a Delaware Corporation (together with its permitted successors and assigns hereunder "NORTHRIDGE HOLDINGS"), and PAH-Interstate Holdings, Inc., a Delaware corporation (together with its permitted successors and assigns hereunder "PAH"), amends and restates in its entirety the Limited Liability Company Agreement dated as of June 2, 1998 by and between Interstate Hotels Corporation, a Maryland corporation, f/k/a Interstate Hotels Management, Inc., (together with its permitted successors and assigns hereunder "IHC") and PAH (the "ORIGINAL AGREEMENT"). Northridge Holdings and PAH are each sometimes referred to herein individually as a "MEMBER" and collectively as the "MEMBERS".


                                 R E C I T A L S

         WHEREAS, Patriot American Hospitality, Inc. ("PATRIOT REIT") formed a limited liability company with the name "Interstate Hotels, LLC" (the "COMPANY") under the Act (as defined below) by the filing of a Certificate of Formation (the "CERTIFICATE OF FORMATION") with the Delaware Secretary of State on March 23, 1998;

         WHEREAS, on June 2, 1998, Interstate Hotels Company, a Pennsylvania corporation ("INTERSTATE"), merged with and into Patriot REIT (the "INTERSTATE MERGER");

         WHEREAS, immediately following the Interstate Merger, Patriot REIT caused Interstate Hotels Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of Interstate, to merge with and into the Company;

         WHEREAS, Patriot REIT subsequently contributed on June 2, 1998 a 65% non-managing member interest in the Company to PAH and a 35% managing member interest in the Company to IHC;

         WHEREAS, pursuant to a Distribution Agreement, dated as of June 18, 1999, by and among Patriot REIT, Wyndham International, Inc. ("WYNDHAM" and, together with Patriot REIT, "PATRIOT/WYNDHAM"), IHC and the Company (the "DISTRIBUTION AGREEMENT"), Patriot/Wyndham has agreed to contribute additional assets to the Company through PAH and IHC such that, following such contributions, PAH will own a 55% non-managing member interest in the Company and IHC will own a 45% managing member interest in the Company;

         WHEREAS, of even date herewith IHC has contributed all of its right, title and interest in and to the Company to Northridge Holdings, a wholly owned-subsidiary of IHC, following which contribution Northridge Holdings owns a 45% sole managing member interest in the Company and is a Substitute Member (as defined below); and

         WHEREAS, the Members now desire to amend and restate the Original Agreement in its entirety so as to govern the operations of the Company and the rights and obligations of the Members.

         NOW, THEREFORE, in consideration of the recitals and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

         For purposes of this Agreement, initially capitalized terms used herein shall have the following meanings:

         "AAA" as defined in subsection 4.6.1.

         "ACQUIROR" as defined in Section 11.1.

         "ACT" as defined in Section 2.1.

         "ADDITIONAL CAPITAL CONTRIBUTION" as defined in Section 6.4.

         "ADDITIONAL MEMBER" as defined in subsection 9.4.2.

         "AFFILIATE" means, when used with respect to any Person, any other Person controlling or controlled by or under common control with such Person. For purposes of this definition, the term "CONTROL", with respect to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or of other beneficial interests or by contract or otherwise.

         "AGREEMENT" as defined in the Preamble.

         "APPRAISER" as defined in Section 11.3.

         "ASSET PURCHASE AGREEMENT" as defined in subsection 4.4.1.

         "BANKRUPTCY" means, with respect to any Person, (i) the commencement by such Person of a proceeding seeking relief under any provision or chapter of the Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; (ii) an adjudication that such Person is insolvent or bankrupt; (iii) the entry of an order for relief under the Bankruptcy Code with respect to such Person; (iv) the filing of any such petition or the commencement of any such case or proceeding against such Person, unless such petition and the case or proceeding initiated thereby are dismissed within seventy-five (75) days from the date of such filing; (v) the filing of an answer by such Person admitting the material allegations of any such petition; (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Person unless such appointment is vacated or dismissed within seventy-five (75) days from the date of such appointment but not less than five (5) days before the proposed sale of any assets of such Person; (vii) the insolvency of such Person or the execution by such Person of a general assignment for the benefit of creditors; (viii) the convening by such Person of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or composition of its debts or an extension of its debts; (ix) the failure of such Person to pay its debts generally as they mature; (x) the levy, attachment, execution or other seizure of substantially all of the assets of such Person where such seizure is not discharged within ten (10) days thereafter; or (xi) the admission by such Person in writing of its inability to pay its debts generally as they mature or that it is generally not paying its debts as they become due.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

         "BOOK DEPRECIATION" means, for each fiscal year, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year, except that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year, Book Depreciation shall be an amount that bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such year is zero, Book Depreciation shall be determined with reference to such beginning Book Value using a method reasonably selected by the Managing Member pursuant to Section 7.5.

         "BOOK VALUE" means, with respect to any asset of the Company, the asset's adjusted basis for federal income tax purposes, except as follows:

         (i) the initial Book Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset as determined by the Members;

         (ii) the Book Values of all Company assets shall be adjusted to equal their respective fair market values as permitted pursuant to Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations;

         (iii) the Book Value of any asset of the Company distributed to any Member shall be adjusted to equal the gross fair market value of such asset as of the date of distribution as determined by the Members; and

         (iv) the Book Value of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code
Section 734(b) or 743(b) to the extent such adjustments are taken into account in determining Capital Accounts and are not otherwise reflected in an adjustment made pursuant to this definition of "Book Value".

         If the Book Value of an asset has been determined or adjusted pursuant to this definition of Book Value, then such Book Value shall thereafter be adjusted by Book Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

         "BUSINESS DAY" means any day other than a Legal Holiday.

         "BUYER" as defined in Section 11.3.

         "CAPITAL ACCOUNT" means, with respect to any Member, the separate "book" account which the Company shall establish and maintain for such Member in accordance with Section 704(b) of the Code and Regulations Section 1.704-1(b)(2)(iv) and such other provisions of Section 1.704-1(b) of the Regulations as must be complied with in order for the Capital Accounts to be determined in accordance with the provisions of said Regulations. In furtherance of the foregoing, the Capital Accounts shall be maintained in compliance with
Section 1.704-1(b)(2)(iv) of the Regulations, and the provisions hereof shall be interpreted and applied in a manner consistent therewith.

         "CAPITAL CALL DUE DATE" as defined in subsection 6.2.2.

         "CAPITAL CALL NOTICE" as defined in subsection 6.2.2.

         "CAPITAL CONTRIBUTIONS" as defined in subsection 6.2.1.

         "CERTIFICATE OF FORMATION" as defined in the Recitals.

         "CODE" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

         "COMPANY" as defined in the Recitals.

         "COMPANY ACCOUNTANT" as defined in Section 5.4.

         "DISTRIBUTION AGREEMENT" as defined in the Recitals.

         "EBITDA" as defined in Section 11.3.

         "EXISTING CONTRACTS" means those agreements held by the Company or the Existing Subsidiaries, each as more fully identified on Schedule 2.4.1 hereto.

         "EXISTING SUBSIDIARY CONTRACTS" means those agreements held by the Existing Subsidiaries, each as more fully identified on Schedule 2.4.1 hereto.

         "EXISTING SUBSIDIARIES" means those entities listed on Schedule 1.2 hereto.

         "FAIR MARKET VALUE" as defined in Section 11.3.

         "FIRST OFFER NOTICE" as defined in subsection 9.2.2.1.

         "FIRST OFFER PRICE" as defined in subsection 9.2.2.1.

         "IHC" as defined in the Preamble.

         "INITIAL CAPITAL CONTRIBUTIONS" as defined in Section 6.1.

         "INTEREST" means, with respect to any Member at any time, the interest of such Member in the Company at such time, including the right of such Member to any and all of the benefits to which such Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all of the terms and provisions of this Agreement.

         "INTERSTATE COMMON STOCK" as defined in Section 11.1.

         "INTERSTATE MERGER" as defined in the Recitals.

         "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized by law, regulation or executive order to remain closed. If a date is a Legal Holiday, the date set for any action hereunder shall be the next succeeding day that is not a Legal Holiday.

         "LIQUIDATING MEMBER" means the Managing Member; provided, however, if the Managing Member's Bankruptcy, withdrawal or liquidation or the Guarantor's Bankruptcy, withdrawal or liquidation shall have preceded the liquidation of the Company, the Non-Managing Member shall be the Liquidating Member.

         "MANAGING MEMBER" means Northridge Holdings, and any successor to Northridge Holdings appointed as Managing Member in accordance with the provisions of this Agreement.

         "MEMBER" or "MEMBERS" means, prior to the date hereof, PAH and IHC, and on the date hereof, the Persons identified as Members in the preamble to this Agreement, and thereafter "Members" shall include any Person admitted as a Substitute Member or an Additional Member.

         "NECESSARY COSTS" as defined in subsection 6.2.3.

         "NET CAPITAL PROCEEDS" means (i) the net cash proceeds arising out of the refinancing or refunding of any Company indebtedness or any additional indebtedness, and (ii) gross receipts (including condemnation and casualty insurance proceeds) from the sale, exchange or other disposition (excluding leasing in the ordinary course of business) of any Company assets, less (A) any indebtedness relating to or secured by such assets which is paid out of such gross receipts, (B) the costs and expenses of the sale, exchange or disposition including brokerage commissions, and (C) in the case of condemnation or casualty, the cost of any collection, repair or restoration.

         "NET OPERATING CASH FLOW" means, for any period, the excess of cash receipts of all kinds for that period (including disbursements from reserves previously established by the Managing Member) over cash disbursements of all kinds for that period (including reasonable reserves established by the Managing Member), but excluding Net Capital Proceeds.

         "NON-MANAGING MEMBER" means PAH, and any successor to PAH as permitted in accordance with the terms of this Agreement.

         "NORTHRIDGE HOLDINGS" as defined in the Preamble.

         "OFFERED PERCENTAGE INTEREST" as defined in subsection 9.2.2.1.

         "ORIGINAL AGREEMENT" as defined in the Preamble.

         "PAH" as defined in the Preamble.

         "PATRIOT REIT" as defined in the Recitals.

         "PATRIOT/WYNDHAM" as defined in the Recitals.

         "PERCENTAGE INTEREST" means, with respect to each Member, the percentage set forth below opposite its name, in each case, subject to adjustment as provided in this Agreement:

                  Northridge Holdings                45%
                  PAH                                55%

Upon the making of any additional Capital Contribution each Member's Percentage Interest shall thereafter be adjusted in accordance with Section 6.2.

         "PERMITTED TRANSFER" means any Transfer expressly permitted by the terms of this Agreement.

         "PERSON" means any individual, partnership, limited partnership, trust, estate, association, corporation, limited liability company, or other entity whether domestic or foreign.

         "PROFITS"and "LOSSES" means, for each fiscal year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (a) any depreciation, amortization and/or cost recovery deductions with respect to any asset shall be deemed to be equal to the Book Depreciation available with respect to such asset;

                  (b) any income or gain of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

                  (c) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

                  (d) to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses;

                  (e) in the event the Book Value of any Company asset is adjusted pursuant to the definition of Book Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

                  (f) gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Book Value; and

                  (g) any items of income, gain, loss or deduction that are individually specially allocated pursuant to the provisions of Section
         7.2 shall not be taken into account in computing Profits and Losses for any taxable year.

         "REIT" as defined in subsection 4.4.1.

         "REMAINING MEMBERS" as defined in subsection 10.1.1.

         "REQUIRED FUNDS" as defined in subsection 6.2.2.

         "SALE NOTICE" as defined in Section 11.1.

         "SECURITIES ACT" as defined in subsection 12.1.6.

         "SECURITIES LAWS" as defined in subsection 12.1.6.

         "SETTLEMENT AGREEMENT" means that certain agreement by and among Patriot REIT, Wyndham, Interstate Hotels Corporation, Interstate, and Marriott International, Inc., dated as of May 27, 1998, as amended by that certain First Amendment to Settlement Agreement dated the 26th day of August, 1998, as further amended by that certain Second Amendment to Settlement Agreement dated as of October 29, 1998, as further amended by that certain Third Amendment to Settlement Agreement dated as of January 6, 1999, as further amended by that certain Fourth Amendment to Settlement Agreement dated as of March 11, 1999, as further amended by that certain Fifth Amendment to Settlement Agreement dated as of April 23, 1999, and as further amended by that certain Sixth Amendment to Settlement Agreement dated as of May 14, 1999.

         "SHARED EXPENSES" as defined in Section 4.5.

         "SPECIAL TRANSFER EVENT" as defined in subsection 9.2.2.

         "SUBSTITUTE MEMBER" as defined in Section 9.3.

         "TAX MATTERS MEMBER" as defined in Section 7.4.

         "TRANSACTION" as defined in Section 11.1.

         "TRANSFER" as defined in subsection 9.1.1.

         "TREASURY REGULATIONS" means the income tax regulations promulgated under the Code, whether temporary, proposed or finalized, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "WYNDHAM" as defined in the Recitals.


                                    ARTICLE 2
                        FORMATION, DURATION AND PURPOSES
                        --------------------------------

         SECTION 2.1 FORMATION. Pursuant to the Delaware Limited Liability Company Act, codified in the Delaware Code Annotated, Title 6, Sections 18-101 to 18-1109, as the same may be amended from time to time (the "ACT"), the Members have formed a limited liability company by filing the Certificate of Formation with the Secretary of State of the State of Delaware. The rights and liabilities of the Members, and the operation of the Company, shall be governed by and determined pursuant to the Act and this Agreement. To the extent the rights and obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement, to the extent permitted by the Act, shall control.

         SECTION 2.2 NAME; REGISTERED AGENT AND REGISTERED OFFICE. The name of the Company, and the name under which the business of the Company shall be conducted shall be Interstate Hotels, LLC or such other name as hereafter may be adopted by the Managing Member. The Registered Agent of the Company shall be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, or such other Person as may be selected from time to time by the Managing Member. The registered office of the Company shall be c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

         SECTION 2.3 PRINCIPAL OFFICE. The principal place of business and office of the Company shall be located c/o Interstate Hotels Corporation, Foster Plaza Ten, 680 Andersen Drive, Pittsburgh, Pennsylvania 15220-8126, or at such other place as may be determined by the Managing Member.

         SECTION 2.4 PURPOSES AND BUSINESS.

               2.4.1 The purpose and nature of the business of the Company shall be:

                    (i) to directly or indirectly own, hold, manage, terminate, extend, amend, amend and restate or otherwise modify, or renew or replace (provided such renewal or replacement relates solely to the hotels referenced in the Existing Contracts) the Existing Contracts and any such renewals or replacements;

                    (ii) to own and hold ownership interests in the Existing
                         Subsidiaries of the Company for the purpose of causing said subsidiaries to (a) own, hold, manage, terminate, extend, amend, amend and restate or otherwise modify, or renew or replace (provided such renewal or replacement relates solely to the hotels referenced in the Existing Subsidiary Contracts) the Existing Subsidiary Contracts to which they are a party and (b) provide certain ancillary services to the hotels subject to the Existing Contracts and the Existing Subsidiary Contracts and any such renewals or replacements;

                   (iii) to exercise the rights and perform the obligations of the Company and to cause the Existing Subsidiaries to exercise their respective rights and perform their respective obligations under and pursuant to the Existing Contracts, including to act as managers and franchisees under such Existing Contracts or any renewals or replacements thereof with respect to the hotels referenced in such Existing Contracts;

                    (iv) to own and hold ownership interests in entities owning and managing The Charles Hotel Complex in Cambridge, Massachusetts; and

                    (v) to conduct all activities necessary or desirable to accomplish the foregoing purposes, including retaining such employees as the Managing Member deems reasonably necessary.

               2.4.2 The Company shall not:

                    (i) enter into or permit any Existing Subsidiary to enter into any contract or agreement other than as permitted under subsection 2.4.1;

                    (ii) enter into or permit any Existing Subsidiary to enter into or conduct any business, other than as set forth under subsection 2.4.1;

                   (iii) create, acquire or retain any equity interest in any legal entity, other than the Existing Subsidiaries;

                    (iv) make any loans, investments or other similar payments other than loans, investments or other similar payments made for the benefit of the Company or the Existing Subsidiaries (which may include indirect benefits such as the renewal of an Existing Contract or an Existing Subsidiary Contract); or

                    (v) permit any Person other than the Company to have any ownership interest in any Existing Subsidiary.

         SECTION 2.5 FUTURE BUSINESS. The Members acknowledge and agree that they intend for all management and franchise activities, other than franchise or management activities permitted under subsection 2.4.1 or relating to the hotels currently managed under the Existing Contracts, to be conducted by Northridge Holdings or IHC, as opposed to the Company, and neither the Managing Member nor the Non-Managing Member shall have any obligation, fiduciary or otherwise, to offer or bring to the Company any opportunities relating to any business activities not contemplated in subsection 2.4.1. It is anticipated that all such opportunities not contemplated by subsection 2.4.1 shall belong to Northridge Holdings or IHC.


                                    ARTICLE 3
                        RIGHTS AND OBLIGATIONS OF MEMBERS
                        ---------------------------------

         SECTION 3.1 LIMITED LIABILITY. Except as required under the Act or as expressly set forth in this Agreement, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, will be solely the debts, obligations and liabilities of the Company, and no Member will be obligated personally for any debt, obligation or liability of the Company solely by reason of being a member of the Company.

         SECTION 3.2 ADMISSION OF MEMBERS. Northridge Holdings and PAH are Members of the Company and shall be shown as such on the books and records of the Company. Except as expressly permitted by this Agreement, no other Person will be admitted as a member of the Company, and no additional Interests will be issued, without the approval of Northridge Holdings and PAH.

         SECTION 3.3 BANKRUPTCY OF A MEMBER. Except as provided in Section 10.1, the Bankruptcy of any Member shall not cause a dissolution of the Company, and the rights of such Member to share in the profits or losses of the Company and to receive distributions of Company funds shall, on the happening of such event, devolve on its successors or assigns, subject to the terms and conditions of this Agreement, and the Company shall continue as a limited liability company. However, in no event shall any such assignee become a substitute Member or succeed to any right to vote or participate in the management of the business, property and affairs of the Company or to exercise any rights of a Member, unless such assignee shall otherwise be entitled to become a Substitute Member under the terms of this Agreement.

         SECTION 3.4 NO WITHDRAWAL. No Member may withdraw from the Company without the prior consent of the other Members (which may be granted or withheld in the sole discretion of such Members), other than as expressly provided in this Agreement.

         SECTION 3.5 REMUNERATION TO MEMBERS. Except as expressly otherwise authorized in, or pursuant to, this Agreement, no Member shall be entitled to remuneration for acting in the Company business.

         SECTION 3.6 DUTIES AND CONFLICTS. Notwithstanding anything to the contrary contained in this Agreement, (i) each Member recognizes that the other Member and its Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Company, and that such Persons are entitled to carry on such other business interests, activities and investments; (ii) the Members and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such Persons may engage in any activities, whether or not competitive with the Company, without any obligation to offer any interest in such activities to the Company or to any Member; and (iii) neither the Company nor any Member shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Company, shall not be deemed wrongful or improper.


                                    ARTICLE 4
                                   MANAGEMENT
                                   ----------


         SECTION 4.1 MANAGEMENT BY THE MANAGING MEMBER; MEMBERS.


                  4.1.1 MANAGEMENT BY THE MANAGING MEMBER. The overall management and control of the business and affairs of the Company shall be overseen by the Managing Member, in the form and manner described below. Except as otherwise expressly provided in this Agreement, the Managing Member shall have the exclusive power and authority to take such action for and on behalf of the Company as the Managing Member shall from time to time deem necessary or appropriate to carry on the Company business and to carry out the purposes for which the Company was organized. The Managing Member shall in good faith use reasonable efforts to extend or renew the Existing Contracts (including leases) with the respective third party owners and shall cause the Existing Subsidiaries to use good faith efforts to extend or renew the Existing Subsidiary Contracts (including leases) with the respective third party owners, in each case upon the expiration thereof, shall in good faith use reasonable efforts to provide and promote the ancillary services provided by the Existing Subsidiaries that are not parties to hotel management contracts, and shall not allow or cause, directly or indirectly, Northridge Holdings or any other affiliate of Northridge Holdings (other than the Company) to become the Manager of the hotels currently managed under the Existing Contracts.

                  4.1.2 INVOLVEMENT IN COMPANY BUSINESS. The Managing Member shall devote such time to the Company business as it deems to be necessary or desirable in connection with its respective duties and responsibilities hereunder.

                  4.1.3 LIMITATIONS ON POWERS OF THE MEMBERS. Notwithstanding the foregoing provisions of this Section 4.1 or any other provision of this Agreement to the contrary, the Members shall not be empowered to, and shall not (i) undertake any act in violation of this Agreement;
         (ii) possess or take title to any assets of the Company; or (iii) take any action that makes it illegal or impossible for the Company to carry on its business.

         SECTION 4.2 BANK ACCOUNTS. The Managing Member shall open and thereafter maintain, for the Company, a commercial checking account and such other accounts at one or more banks or trust companies organized and existing under the laws of the United States or any state thereof, each having combined capital and surplus aggregating at least $500,000,000 and none of which is an Affiliate of any Member, which accounts shall be interest bearing to the extent practicable. All funds of the Company shall be promptly deposited in said accounts.

         SECTION 4.3 LIABILITY; INDEMNIFICATION. Except as set forth in Section 4.4, no Member (including the Managing Member) shall be liable to the Company or any Member for any act or omission by it in the conduct of its duties as a Managing Member or Member, as the case may be, that is within the scope of such Person's authority hereunder and that is performed or omitted in good faith and without gross negligence or willful misconduct on its part. The Company shall indemnify, defend and hold harmless each such Person and its respective Affiliates and agents from and against any personal liability, claim, loss, damage, cost or expenses, including attorneys' fees and expenses, incurred or sustained by such Person or such Affiliate or agent by reason of any act or omission by it that is within the scope of its authority hereunder and that is performed or omitted in good faith and without gross negligence or willful misconduct on its part. The indemnification provided under this Section 4.3 shall be in addition to, and shall not limit or diminish, the coverage of any such Person or Affiliate or agent under any insurance covering the Company. The provisions of this Section 4.3 shall survive any termination of the Company or this Agreement.

         SECTION 4.4 LIMITATIONS ON SALE OF ASSETS; INDEMNIFICATION.

         4.4.1 The Members acknowledge that if any or all of the Existing Contracts or other assets of the Company were sold or otherwise transferred or disposed of by the Company, or if the Company were merged with or acquired by another entity or otherwise engaged in a corporate transaction in which taxable gain could be recognized in whole or in part, PAH would suffer significant adverse tax consequences. The Members also acknowledge that the stock of PAH is held by an entity that is a "real estate investment trust" for Federal income tax purposes (a "REIT") that must comply with certain requirements to continue to qualify as a REIT, including legislation adopted in 1998 affecting the operations and activities of "stapled" REITs entitled to grandfathering relief under
                  Section 269B of the Code. Accordingly, without the prior written consent of PAH, the Company shall not, and the Managing Member shall cause the Company not to, (i) sell or otherwise dispose of any of the Existing Contracts or other assets of the Company or the Existing Subsidiaries (except for sale or disposals of the Existing Contracts or other assets pursuant to the performance of obligations of the Company that are required (as distinguished from permitted) under the Existing Contracts), (ii) merge with, be acquired by or enter into a corporate acquisition or reorganization transaction with any other person or entity, or to allow any of the Existing Subsidiaries to merge with, be acquired by or enter into a corporate acquisition or reorganization transaction with any other person or entity, (iii) knowingly cause PAH to recognize any of the "built-in gain" with respect to its interest in the Company or the Company's assets, (iv) acquire any real property or other interests in real estate (including leasehold interests), or acquire interests in, or substantially all of the assets of, any other person or entity (other than the Existing Subsidiaries), or to allow any of the Existing Subsidiaries to acquire any real property or other interests in real estate, or acquire interests in, or substantially all of the assets of, any other person or entity (including leasehold interests), or (v) change the nature of the Company's business, or allow any of the Existing Subsidiaries to change the nature of any of the Existing Subsidiaries' business, in a manner not contemplated by this Agreement; provided, however, that (a) nothing in this Section
                  4.4.1 or elsewhere in this Agreement shall prohibit the Company from selling its interests in The Charles Hotel Complex in Cambridge, Massachusetts pursuant to an Asset Purchase Agreement, dated as of May 7, 1999, by and among IHC/Chaz Corporation, PAH-Management Corporation and F&H Realty LLC (the "ASSET PURCHASE AGREEMENT") and (b) the indemnification obligations under Section 4.4.2 below shall not apply in connection with any such sale of interests in The Charles Hotel Complex.

         4.4.2 The Company and the Managing Member, jointly and severally, hereby indemnify and hold harmless PAH, its shareholders, officers, directors, agents and other indirect owners, and their successors in interest, from and against any personal liability, claim, loss, damage, cost or expenses, including attorneys' fees and expenses, incurred or sustained by any breach of the obligations set forth in subsections 4.4.1(i) through 4.4.1(iii), including the amount of any such adverse tax consequences.

         SECTION 4.5 ALLOCATION OF COSTS AND EXPENSES. The Company and Northridge Holdings acknowledge that certain employees, equipment and services may be provided by the Company for the benefit of Northridge Holdings (including any subsidiary of Northridge Holdings, other than the Company), or vice versa. All costs and expenses relating to services provided by one party for, in whole or in part, the benefit of the other (the "SHARED EXPENSES") shall be allocated between the Company and Northridge Holdings, based on generally accepted accounting principles consistently applied, on the basis of which party benefited from the expenditure of such Shared Expenses. To the extent the allocation of any Shared Expenses cannot be fairly or equitably apportioned (including general and administrative expenses), the Company and Northridge Holdings shall allocate Shared Expenses based on respective gross revenues so that each party's profit margins are substantially the same for similar services. The Managing Member and the Non-Managing Member may mutually agree in writing to apportion Shared Expenses between the Company and Northridge Holdings other than as set forth above. The Managing Member shall regularly (not less frequently than quarterly) provide all Members with a breakdown of such allocation of Shared Expenses, which breakdown shall be reviewed by the Company Accountant. The Chief Financial Officer of Northridge Holdings (and IHC, if IHC has a Chief Financial Officer different than that of Northridge Holdings) shall certify quarterly to the Non-Managing Member that the allocation of Shared Expenses for the immediately preceding quarter complies with the allocation methodology set forth in this Section 4.5.

         SECTION 4.6 RESOLUTION OF DISPUTES REGARDING SHARED EXPENSES.

         4.6.1 All disputes, claims, or controversies relating to the allocation of Shared Expenses pursuant to Section 4.5 shall be resolved solely and exclusively by binding arbitration to be conducted before the American Arbitration Association ("AAA") or its successor. The arbitration shall be held in New York, New York before a single arbitrator to be selected by the Members or, if the Members are unable to agree on a single arbitrator, before a panel of three arbitrators appointed by AAA, and the arbitration shall be conducted in accordance with the rules and regulations promulgated by AAA, unless specifically modified herein. The parties covenant and agree that the arbitration shall commence within sixty (60) days of the date on which a written demand for arbitration is filed by any Member with AAA. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses; however, the arbitrator shall not have the power to order the taking of depositions, the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party's witness or expert. The arbitrator's decision and award shall be made and delivered within six (6) months of the selection of the arbitrator and judgment on the award may be entered by any court having competent jurisdiction. The arbitrator's decision shall set forth a reasoned basis for its findings. The Members covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs except as otherwise provided herein. This clause applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any Member may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm. The provisions of this Section 4.6 shall be enforceable in any court of competent jurisdiction, and the parties shall bear their own costs in the event of any proceeding to enforce this Agreement except as otherwise provided herein. The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party) against any party to a proceeding. Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys' fees, incurred by the other party in enforcing the award.

         4.6.2 The Members agree not to institute, join in, or cooperate in any litigation, lawsuit, claim or action against the Company or any Member regarding the allocation of Shared Expenses, other than by the means provided for in Section 4.6.1 of this Agreement.

         4.6.3 Each of the Members irrevocably and unconditionally consents to the exclusive jurisdiction of AAA to resolve all disputes, claims or controversies arising out of or relating to the allocation of Shared Expenses, and further consents to the jurisdiction of the courts of the State of New York for the purposes of enforcing the arbitration provisions of Section
                  4.6.1 of this Agreement. Each Member further irrevocably waives any objection to proceeding before AAA based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before AAA has been brought in an inconvenient forum.


                                    ARTICLE 5
                                BOOKS AND RECORDS
                                -----------------

         SECTION 5.1 BOOKS AND RECORDS. The Managing Member shall maintain or cause to be maintained, at the expense of the Company, in a manner customary and consistent with good accounting principles, practices and procedures, a comprehensive system of office records, books and accounts (which records, books and accounts shall be and remain the property of the Company) in which shall be entered fully and accurately each and every financial transaction with respect to the operations of the Company. Bills, receipts and vouchers shall be maintained on file by the Company. The Managing Member shall maintain or cause to be maintained said books and accounts in a safe manner and separate from any records not having to do directly with the Company. The Managing Member shall cause audits to be performed and audited financial statements and income tax returns to be prepared as it deems necessary. Such books and records of account shall be prepared and maintained by the Managing Member at a location or locations designated by the Managing Member. Each Member or its duly authorized representative shall have the right to inspect, examine and copy such books and records of account at the Company's office during reasonable business hours.

         SECTION 5.2 ACCOUNTING AND FISCAL YEAR. The books of the Company shall be kept on the accrual basis and the Company shall report its operations for tax purposes on the accrual method. The taxable year of the Company shall end on December 31 of each year, unless a different taxable year shall be required by the Code.

         SECTION 5.3 REPORTS.

                  5.3.1 The Managing Member shall prepare, or cause to be prepared, at Company expense, the financial reports and other information, including, without limitation, audited financial statements, that the Managing Member may determine are appropriate. The Managing Member shall prepare or cause to be prepared at the expense of the Company and shall furnish to each of the Members the following:

                             5.3.1.1 Within sixty (60) calendar days after the close of each calendar year of the Company, audited financial statements, including, without limitation, related notes to financial statements, a balance sheet of the Company dated as of the end of the calendar year, a related statement of income and expense, a statement of cash flow and a statement of changes in Members' capital for the Company for the calendar year, information for the calendar year as to the balance in each Member's Capital Account, and all other information deemed reasonably necessary by the Managing Member, or as reasonably requested by the Non-Managing Member, certified by an independent accounting firm as being, to the best of its knowledge, true and correct and prepared in accordance with generally accepted accounting principles applied on a consistent basis, and all of which shall otherwise be certified in such manner as is customary;

                             5.3.1.2 Within twenty (20) calendar days after the close of each calendar quarter of the Company (other than the last calendar quarter in any calendar year), a balance sheet of the Company dated as of the end of the calendar quarter, a related statement of income and expense, a statement of cash flow and a statement of changes in Members' capital for the calendar quarter, and information for the calendar quarter as to the balance in each Member's Capital Account, and all other information, including a market update, as is deemed reasonable by the Managing Member, or as reasonably requested by the Non-Managing Member, all of which shall be certified by the Person preparing or responsible for preparing such statements as being, to the best of its knowledge, true and correct;

                             5.3.1.3 Within twenty (20) calendar days after the end of each calendar month, an income statement (with budget variance explanations) and statement of cash flow; and

                             5.3.1.4 Promptly after the end of each calendar year and after the end of each calendar quarter, the Managing Member will use its best efforts to have the Company Accountant prepare and deliver to each Member a report setting forth in sufficient detail all such information and data with respect to business transactions effected by or involving the Company during the calendar year as will enable the Company and each Member to timely prepare its federal, state and local income tax returns (including with respect to quarterly estimated tax payments) in accordance with the laws, rules and regulations then prevailing. The Managing Member will use its reasonable efforts to have the Company Accountant also prepare federal, state and local tax returns required of the Company and to submit those returns to the Company for its approval no later than 30 calendar days prior to the date required for the filing thereof (including any extensions granted) and will file the tax returns after they have been made available to the Members for review and approved by the Managing Member. In the event the Managing Member shall not desire or be able to approve any such tax return prior to the date required for the filing thereof (including any extensions granted), the Company will timely obtain an extension of such date if such extension is available under applicable law. In all cases, tax returns shall be prepared and filed in accordance with applicable law and with the provisions of this Agreement.

                  5.3.2 All decisions as to accounting principles shall be made by the Managing Member subject to the provisions of this Agreement.

         SECTION 5.4 THE COMPANY ACCOUNTANT. The Company shall retain as the regular accountant and auditor for the Company (the "COMPANY ACCOUNTANT") a nationally-recognized accounting firm or any other accounting firm acceptable to the Managing Member in its sole discretion. The fees and expenses of the Company Accountant shall be a Company expense.


                                    ARTICLE 6
                                  CONTRIBUTIONS
                                  -------------

         SECTION 6.1 INITIAL CAPITAL CONTRIBUTIONS. The "INITIAL CAPITAL CONTRIBUTIONS" of the Members and initial Capital Account balances shall be as described on Schedule 1.1 attached hereto.

         SECTION 6.2 ADDITIONAL CAPITAL CONTRIBUTIONS.

                  6.2.1 Except as otherwise provided herein, no Member shall be obligated to make any additional contributions of capital (all contributions of capital to the

         Company, including the Initial Capital Contributions, "CAPITAL CONTRIBUTIONS") to the Company (including upon dissolution and liquidation of the Company). Upon the making of any additional Capital Contributions, each Member's Percentage Interest shall thereafter be equal to the ratio, expressed as a percentage, equal to the aggregate Capital Contributions made by such Member divided by the aggregate Capital Contributions made by all Members to the Company.

                  6.2.2 The Managing Member shall monitor the finances of the Company in an attempt to determine whether or not, and when, the cash receipts of the Company are insufficient to pay all costs and expenses of the Company (such costs and expenses, the "NECESSARY COSTS"). Prior to the Managing Member contributing any capital to the Company (other than the Managing Member's Initial Capital Contribution), the Managing Member shall issue capital calls to the Members to fund shortfalls related to the Company (the "CAPITAL CALL NOTICE"). Such Capital Call Notice shall set forth the amount of the required funds (the "REQUIRED FUNDS") and a list of Necessary Costs, and shall specify a date (the "CAPITAL CALL DUE DATE") for contribution of such funds. Upon receipt of the Capital Call Notice, the Non-Managing Member shall have the right, but not the obligation, to fund its proportionate share (based on its respective Percentage Interest) of the total funds specified in the Capital Call Notice. The Capital Call Due Date shall be at least thirty (30) days after receipt of the Capital Call Notice unless a shorter time is agreed to by the Non-Managing Member. All additional Capital Contributions shall be made by wire transfer of immediately available funds to an account of the Company.

                  6.2.3 To the extent the Non-Managing Member elects not to fund its proportional share of the Required Funds, the Managing Member shall have the right, but not the obligation, to contribute the unfunded amount to the Company. Should the Managing Member elect to fund such amount, then the Members' Percentage Interests will be adjusted as described in subsection 6.2.1.

         SECTION 6.3 NO THIRD PARTY BENEFICIARY. The provisions hereof are intended for the benefit of the Members and the Company only and shall not confer any right or claim upon, or otherwise inure to the benefit of, any officer or creditor of, or other third party having dealings with, the Company.

         SECTION 6.4 CAPITAL ACCOUNTS. A Capital Account shall be maintained for each Member. Initially, the Capital Account of each Member shall be credited with the amounts referred to in Schedule 1.1. Thereafter, each Member's Capital Account shall be credited with such Member's share of Profits, any individual items of income and gain allocated to such Member pursuant to the provisions of
Article 7, the amount of additional cash, and the Book Value of any asset (net of any liabilities assumed by the Company and liabilities to which the asset is subject), contributed to the Company by such Member (an "ADDITIONAL CAPITAL CONTRIBUTION"), and shall be debited with the Member's share of Losses, any individual items of deduction and loss allocated to such Member pursuant to the provisions of Article 7, the amount of any cash distributed to such Member and the Book Value of any asset distributed to such Member (net of any liabilities assumed by the Member and liabilities to which the asset is subject). Each Member's Capital Account shall also be credited with the amount of Company liabilities assumed by such Member or that are secured by any property distributed to such Member, and each Member's Capital Account shall be debited with the amount of any liabilities of such Member assumed by the Company or that are secured by any property contributed by such Member to the Company. In the event that all or a portion of an interest in the Company is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it related to the transferred interest.

         The provisions of this Section 6.4 and the other provisions in this Agreement relating to maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted in a manner consistent therewith.

         SECTION 6.5 WITHDRAWAL OF CAPITAL. Except as provided herein, (i) no Member shall be entitled to withdraw any part of its Capital Account, (ii) no Member shall be entitled to receive any interest on its Capital Account or distributions from the Company, and (iii) no Member shall be entitled to demand or receive any property from the Company other than cash.

         SECTION 6.6 NEGATIVE CAPITAL ACCOUNTS. In no event shall any Member be obligated to make any capital contribution to the Company solely as a result of the existence at any time of a negative Capital Account balance for such Member.

         SECTION 6.7 SATISFACTION OF INDEMNITY OBLIGATIONS UNDER DISTRIBUTION AGREEMENT. Payments made to the Company by PAH or its affiliates, or by the Company to PAH or its affiliates, in satisfaction of indemnity or "true-up" obligations under the Distribution Agreement or the Settlement Agreement shall, except as specifically set forth in this Agreement, be treated as made by the Member that contributed the asset related to the indemnity claim or true-up obligation on a pro rata basis in proportion to the Member's initial Percentage Interests. The Members shall cooperate to execute any documents reasonably requested by PAH in furtherance of the foregoing. Any such payments made pursuant to the Distribution Agreement or Settlement Agreement shall be neither credited nor charged to the Capital Accounts of any of the Members.


                                    ARTICLE 7
                  ALLOCATION OF PROFITS AND LOSSES; TAX MATTERS
                  ---------------------------------------------


         SECTION 7.1 PROFITS AND LOSSES. Profits and Losses for each fiscal year of the Company shall be allocated to the Members in accordance with their respective Percentage Interests as determined from time to time. The Percentage Interests of the Members shall be appropriately adjusted to reflect any disproportionate contribution made by one or more of the Members.

         SECTION 7.2 REGULATORY ALLOCATIONS.

                  7.2.1 Notwithstanding subsection 7.1, the following special allocations shall be made each taxable year, to the extent required, in the following order:

                  (i) Minimum Gain Chargebacks and Qualified Income Offset. Items of Company income and gain shall be allocated to the extent of, and in an amount sufficient to satisfy, the "minimum gain chargeback" requirements of Treasury Regulations Section 1.704-2(f) and (i)(4) and the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3).

                  (ii) Nonrecourse and Partner Nonrecourse Deductions. "Nonrecourse deductions" of the Company (within the meaning of Treasury Regulations Section 1.704-2(b)(1)) shall be allocated among the Members in proportion to their respective Percentage Interests. "Partner nonrecourse deductions" (within the meaning of Treasury Regulations Section 1.704-2(i)) shall be allocated to the Member who bears the economic risk of loss associated with such deductions, in accordance with Treasury Regulations
                           Section 1.704-2(i).

                  (iii) Any Other Allocations of Items That Cannot Have Economic Effect. Unless otherwise required by Code
                           Section 704(b) or the Treasury Regulations promulgated thereunder or otherwise provided in this subsection 7.2.2, any allocations of Company items of income, gain, loss, deduction or credit that cannot have "economic effect" (within the meaning of Treasury Regulations Section 1.704-1 and 1.704-2) shall be allocated among the Members in proportion to their respective Percentage Interests.

                  (iv) Curative Allocations. The allocations set forth in this Section 7.2.1 (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intention of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations pursuant to this Section 7.2. Therefore, notwithstanding, any other provision of this Agreement (other than the Regulatory Allocations), offsetting special allocations of Company income, gain, loss or deduction shall be made as appropriate so that, taking into account such special allocations, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement; provided that such offsetting special allocations shall take into account future Regulatory Allocations that are likely to offset other Regulatory Allocations previously made.

                  7.2.2 Maintenance of Percentage Interests. It is the intention of the parties that the Capital Account balances of the Members reflect their respective Percentage Interests. In furtherance of the foregoing, from time to time and to the extent necessary, items of Company income, gain, loss or deduction shall be allocated to the Members to the extent possible to ensure that each Member's Capital Account balance properly reflects its Percentage Interest relative to the Capital Account balances of the other Member(s).

         SECTION 7.3 TAX ALLOCATIONS. The Company's ordinary income and losses and capital gain as determined for tax purposes (and each item of income, gain, loss or deduction entering into the computation thereof) shall be allocated to the Members in the same proportions as the corresponding "book" items are allocated pursuant to Sections 7.1 and 7.2 of this Agreement. Notwithstanding the foregoing, tax items relating to property with an adjusted tax basis that is different from its Book Value shall be allocated among the Members in accordance with Section 704(c) of the Code and the Treasury Regulations issued thereunder. Items described in this Section 7.3 shall neither be credited nor charged to the Member's Capital Accounts.

         SECTION 7.4 TAX MATTERS MEMBER. The Managing Member is hereby designated as the "TAX MATTERS MEMBER" for the Company (as such term is defined in Section 6231(a)(7) of the Code), and all federal, state and local tax audits and litigation shall be conducted under the direction of the Tax Matters Member. Any action taken by the Tax Matters Member shall be made as a fiduciary with respect to the interests of all Members notwithstanding any other provision contained herein.

         SECTION 7.5 TAX ELECTIONS. All elections required or permitted to be made by the Code or other applicable tax laws, and all material decisions with respect to the calculation of taxable income or tax loss under the Code or any other applicable tax laws, shall be made by the Tax Matters Member; provided that the Tax Matters Member shall consult with and obtain the consent of the other Member(s) (such consent not to be unreasonably withheld) to the extent that any such election or decision could adversely impact the other Member(s). Notwithstanding the foregoing, the Non-Managing Member shall be entitled to determine whether the Company will elect installment sale treatment under
Section 453 of the Code with respect to property contributed to the Company by the Non-Managing Member. In addition, the Members agree that the Company will use the "traditional method" of allocations under Section 704(c) of the Code and the Treasury Regulations issued thereunder with respect to all assets held or to be held by the Company as of the date of this Agreement. In the event that one or more of the Members desires to make additional contributions to the Company of assets that would be subject to Section 704(c) of the Code, the Members shall agree on a Section 704(c) methodology that will apply to such assets.


                                    ARTICLE 8
                                  DISTRIBUTIONS
                                  -------------

         SECTION 8.1  CASH AVAILABLE FOR DISTRIBUTIONS.

                  8.1.1 At such times as are determined by the Managing Member (but no less frequently than quarterly), the Company shall make a distribution of Net Operating Cash Flow of the Company (to the extent positive). Net Operating Cash Flow distributions shall be made pro rata to the Members, in accordance with their Percentage Interests.

                  8.1.2 Except upon the liquidation of the Company (in which event Net Capital Proceeds shall be distributed pursuant to Section 10.2) and as provided in Article 8A, any Net Capital Proceeds shall be distributed by the Company to the Members pro rata in accordance with their Percentage Interests, within thirty (30) days following receipt.

                  8.1.3 Except as provided in subsection 8.1.1 and subsection
         8.1.2 above, no portion of any capital contribution made by any Member to the Company may be withdrawn or distributed at any time.

                  8.1.4 If the Percentage Interests of the Members are adjusted effective at any time or times during any fiscal year of the Company, all distributions of cash made to the Members during such fiscal year (without regard to the actual timing of such distributions) shall be allocated to each portion of such fiscal year during which different Percentage Interests are in effect in the proportion that the number of days in such portion bears to the total number of days in such fiscal year except with respect to

         Net Capital Proceeds, in which case such proceeds shall be distributed in accordance with the Percentage Interests on the date of the applicable transaction. The amounts so allocated to each such portion of said fiscal year shall be divided among the Members in proportion to their respective Percentage Interests in effect during each such portion of the fiscal year in question. Such allocations to such portions of a fiscal year, and the adjustments, if any, of such cash distributions made during such year, shall be determined with reasonable promptness after the close of each such fiscal year by the Company Accountant. The Members will promptly make any adjusting payments between them as may be required in order to effect any adjustments of such cash distributions as determined by the Company Accountant.

                  8.1.5 Pursuant to and to the extent required by the Settlement Agreement, the Company shall make a special distribution of cash or cash equivalent to the Managing Member in the amount of the Adjusted Positive Net Working Capital (as defined in the Settlement Agreement), which distribution shall cause an adjustment to the Managing Member's Capital Account as required by Section 6.4 but which shall not affect the Managing Member's Percentage Interest. Notwithstanding anything to the contrary, immediately prior to the distribution of the Company's assets upon the liquidation or termination of the Company pursuant to
         Section 10.4 of this Agreement, the Managing Member shall be specially allocated an amount of gross income or gain, or the Non-Managing Member shall be specially allocated an amount of loss or deduction, such that the relative Capital Account balances of the Members will be in proportion upon liquidation to their respective Percentage Interests.


                                   ARTICLE 8A
                         COMPANY'S INTEREST IN INTERCARP
                         -------------------------------

         The Members acknowledge that the Company holds certain interests in Intercarp Limited Partnership (the "INTERCARP INTERESTS") which are subject to the Asset Purchase Agreement, pursuant to which such interests are expected to be sold to F&H Realty LLC. If the Intercarp Interests are sold pursuant to the Asset Purchase Agreement, as such Asset Purchase Agreement may be amended from time to time, (i) any cash received at the closing of the transaction shall not be distributed to the Members pursuant to this Agreement, notwithstanding
Section 8.1.2, and shall instead be used by the Company to pay current liabilities, and (ii) with respect to any note in an amount not to exceed $5.75 million received at the closing of the transaction, all interest income and principal payments with respect to such note shall be distributed to the Managing Member; provided that this clause (ii) shall not apply if Northridge Holdings, IHC, or any of their affiliates (other than the Company or any subsidiary of the Company) fails to make a loan to F&H Realty LLC with a principal amount of at least $2.5 million as required pursuant to the Asset Purchase Agreement.

                                    ARTICLE 9
                                    TRANSFER
                                    --------

         SECTION 9.1  NO TRANSFER OF INTERESTS.

                   9.1.1 Except as expressly permitted or contemplated by this Agreement, no Member may sell, assign, give, hypothecate, pledge, encumber or otherwise transfer ("TRANSFER") all or any portion of its Interest, whether directly or indirectly (including the transfer of interests in the Managing Member), without the written consent of the other Members.

                  9.1.2 Any Transfer by a Member of its Interest in contravention of this Article 9 shall be null and void. No Member shall withdraw from the Company except in connection with a Permitted Transfer or in accordance with Section 3.4.

         SECTION 9.2  PERMITTED TRANSFERS OF INTERESTS; RIGHT OF FIRST OFFER.


                   9.2.1 The Non-Managing Member, from time to time and in its sole discretion, without the consent of the Managing Member, may Transfer its Interest in whole, or in part, to any party, provided such transferee agrees to be bound by all the terms, conditions and provisions of this Agreement (including the provisions of this Article
         9). Any Transfer of the Non-Managing Member's Interest to a third party shall be deemed a Permitted Transfer, and if such transferee acquires all of the Non-Managing Member's Interest, such transferee shall be admitted as a Substitute Member pursuant to Section 9.3.

                   9.2.2 Notwithstanding the foregoing, in the event of a proposed transfer of all or part of the Non-Managing Member's Interest to a third-party that is not an affiliate of PAH in a transaction that would cause PAH to recognize any of the "built-in gain" with respect to its interest in the Company or the assets of the Company (a "SPECIAL TRANSFER EVENT"), the following procedures shall apply:

                             9.2.2.1 The Non-Managing Member shall, prior to any
                  transfer permitted under subsection 9.2.1, offer in writing (the "FIRST OFFER NOTICE") to sell to the Managing Member all or any part of its Percentage Interest (the "OFFERED PERCENTAGE INTEREST"). The Managing Member shall notify the Non-Managing Member within fifteen (15) Business Days of receipt of the First Offer Notice that the Managing Member either: a) is willing to purchase the Offered Percentage Interest at a given price (the "FIRST OFFER PRICE"), or b) is unwilling to purchase the Offered Percentage Interest. A failure to respond to a First Offer Notice within such fifteen
                  (15) Business-Day period shall be deemed to be an election not to purchase the Percentage Interest.

                             9.2.2.2 If the Managing Member has timely offered elected to purchase the Percentage Interest specified in the First Offer Notice, then the Non-Managing Member may: a) sell the Offered Percentage Interest to the Managing Member at the First Offer Price (which, the sale shall be without recourse, representation or warranty, except that the Non-Managing Member shall represent and warrant that it has authority to sell, and owns the Interest free and clear of liens or claims of third parties) or b) elect to market and sell the Offered Percentage Interest to third parties within 180 days of receiving the First Offer Price at a price not less than ninety-eight percent (98%) of the First Offer Price. If the Non-Managing Member does not transfer its interest within such 180 day period, then prior to any transfer which would result in a Special Transfer Event, the Non-Managing Member shall again comply with the terms of this subsection 9.2.2.


                  9.2.3 Any Permitted Transfer shall not relieve the transferor of any of its obligations prior to such Transfer. Nothing contained in this Article 9 shall prohibit a Transfer indirectly of a Member's Interest in the Company if a direct Transfer would otherwise be permitted under this Section 9.2. Subject to Section 9.3, any transferee of a direct Interest pursuant to this Section 9.2 shall become a Substitute Member of the Company. Each Member and its permitted transferees shall be treated as one Member for all purposes of this Agreement. The provisions of this Section 9.2 will not apply to or be deemed to authorize or permit any collateral transfer of, or grant of a security interest in, a Member's interest in the Company or in any asset of the Company (which transfer or grant shall be subject to the other provisions of this Agreement).


         SECTION 9.3 TRANSFEREES. Notwithstanding anything to the contrary contained in this Agreement, no transfer of all or any part of any Interest shall be made if, as a result thereof, any income of the Company will be subject to corporate federal income tax. No transferee of all or any portion of any Interest shall be admitted as a Member unless such Interest is transferred in compliance with the applicable provisions of this Agreement, such transferee shall have furnished evidence of satisfaction of the requirements of Section 9.2 reasonably satisfactory to the remaining Members, and such transferee shall have executed and delivered to the Company such instruments necessary to effectuate the admission of such transferee as a Member and to confirm the agreement of such transferee to be bound by all of the terms and provisions of this Agreement with respect to such Interest. At the request of the remaining Members prior to such transfer, each such transferee shall also cause to be delivered to the Company, at the transferee's sole cost and expense, a favorable opinion of legal counsel reasonably acceptable to the Company, to the effect that such transferee has the legal right, power and capacity to own the Interest proposed to be transferred. As promptly as practicable after the admission of any Person as a Member, the books and records of the Company shall be changed to reflect such admission. Upon satisfaction of the requirements of this Section 9.3 and any other applicable provisions of this Agreement), such transferee shall be a substitute Member (a "SUBSTITUTE MEMBER") of the Company. All reasonable costs and expenses incurred by the Company in connection with any Transfer of any Interest and, if applicable, the admission of any transferee as a Member shall be paid by such transferee.

         SECTION 9.4  ADMISSION OF ADDITIONAL MEMBERS.

                  9.4.1 No person may be admitted as an additional Member of the Company (in contrast with admission as a Substitute Member in connection with a Permitted Transfer) without the prior written consent of the Members.

                  9.4.2 Any additional Member admitted to the Company shall execute and deliver documentation in form satisfactory to the Managing Member or the Members, as the case may be, accepting and agreeing to be bound by this Agreement, and such other documentation as the Managing Member or the Members, as the case may be, shall require in order to effect such person's admission as an additional Member. The admission of any person as an additional Member (an "ADDITIONAL MEMBER") shall become effective as of the date upon which the name of such person is recorded on the books and records of the Company following the consent of the Managing Member or the Members, as the case may be, to such admission.


                                   ARTICLE 10
                                   TERMINATION
                                   -----------

         SECTION 10.1 DISSOLUTION. The Company shall be dissolved and its business wound up upon the happening of any of the following events, whichever shall first occur:

                  10.1.1 the Bankruptcy of any Member, if within ninety (90) days thereafter a majority in interest of the remaining Members (the "REMAINING MEMBERS") shall not have elected to continue the Company, which right of election is hereby granted to them;

                  10.1.2 entry of a decree of judicial dissolution of the Company; or

                  10.1.3 the termination of all of the Existing Contracts and any renewals or replacements thereof entered into in accordance with subsection 2.4.1.


In no event shall the Company dissolve prior to the occurrence of one of the events set forth above.

         SECTION 10.2 TERMINATION. In cases of dissolution of the Company, the business of the Company shall be wound up and the Company terminated (and the Company shall cause the Existing Subsidiaries to be wound up and the business of the Existing Subsidiaries to be terminated) as promptly as practicable thereafter, and each of the following shall be accomplished:

                  10.2.1 The Liquidating Member shall cause to be prepared a statement setting forth the assets and liabilities of the Company (as consolidated with the Existing Subsidiaries) as of the date of dissolution, a copy of which statement shall be furnished to all of the Members.

                  10.2.2 The property and assets of the Company (including those held by the Existing Subsidiaries) shall be liquidated by the Liquidating Member as promptly as possible, but in an orderly and businesslike and commercially reasonable manner. The Liquidating Member may, in the exercise of its business judgment and if commercially reasonable, determine not to sell all or any portion of the property and assets of the Company, in which event such property and assets shall be distributed in kind pursuant to subsection 10.2.4 below.

                  10.2.3 Any income, gain, profit or loss realized by the Company upon the sale or other disposition of its property pursuant to subsection 10.2.2 shall be allocated to the Members as and to the extent required by Article 7 hereof.

                  10.2.4 The proceeds of sale and all other assets of the Company shall be applied and distributed as follows and in the following order of priority:

                  (i) To the payment of the Company's outstanding liabilities, which shall be set forth on a statement as provided in subsection 10.2.1.

                  (ii) To the setting up of any reserves that the Liquidating Member shall determine to be reasonably necessary for contingent, unliquidated or unforseen liabilities or obligations of the Company or the Members arising out of or in connection with the Company. Such reserves, may, in the discretion of the Liquidating Member, be paid over to a national bank or national title with the Company as escrowee for the purposes of disbursing such reserves to satisfy the liabilities and obligations described above, and at the expiration of such period as the Liquidating Member may reasonably deem advisable, distribute any remaining balance in the manner set forth below.

                  (iii) To each Member in accordance with their respective Capital Account balances.

         No payment or distribution in any of the foregoing categories shall be made until all payments in each prior category shall have been made in full. If the payments due to be made in any of the foregoing categories exceed the remaining assets available for such purpose, such payment shall be made to the Persons entitled to receive the same pro rata in accordance with the respective amount due to each such Person. Payments described in clause (ii) above may be made in cash or in assets of the Company in kind. Any asset distributed in kind shall be distributed pro-rata unless the Members otherwise agree in writing and shall be valued at its fair market value and for all purposes of this Agreement shall be treated as if such asset had been sold at such value and the net cash proceeds therefrom distributed to the Members. Without limiting the foregoing, with respect to any assets distributed in kind, there shall be a calculation of the amount of income, gain, profit or loss that would have been realized by the Company with respect to such assets if such assets had been sold at fair market value.

         SECTION 10.3 ACTS IN FURTHERANCE OF LIQUIDATION. Each Member, upon the request of the Liquidating Member, shall promptly execute, acknowledge and deliver all documents and other instruments as the Liquidating Member shall reasonably request to effectuate the proper dissolution and termination of the Company, including the winding up of the business of the Company.


                                   ARTICLE 11
                         TAG-ALONG AND DRAG-ALONG RIGHTS
                         -------------------------------

         SECTION 11.1 NOTICE OF PROPOSED TRANSACTION. If the Board of Directors of either Managing Member or IHC votes to approve or to recommend that stockholders of Managing Member or IHC consider and approve a transaction that, together with any other transactions within the preceding twelve (12) months, would result in (i) a Person and its Affiliates, or a group of Persons within the meaning of Section 13(d)(3) of the Exchange Act, (an "ACQUIROR") acquiring beneficial ownership of 50% or more of the outstanding common stock, par value $.01 per share, of Managing Member or IHC (the "INTERSTATE COMMON STOCK") or
(ii) the sale, exchange or other disposition of all or substantially all of the assets of Managing Member or IHC (in either case, a "TRANSACTION"), then Managing Member shall give written notice of such vote (a "SALE NOTICE") to Non-Managing Member not less than two (2) business days following the date of such vote. The date of such Sale Notice shall not be less than ten (10) business days prior to the closing of the Transaction to which it relates. The Sale Notice shall set forth in reasonable detail the name of the parties to the proposed Transaction, the terms and conditions of the Transaction (including the purchase price and any other material economic terms) and the scheduled date of the Transaction. In addition, Managing Member shall provide Non-Managing Member with additional information reasonably requested by Non-Managing Member relating to the Transaction or the Acquiror.

         SECTION 11.2 TAG-ALONG AND DRAG-ALONG RIGHTS.

                  (a) In the event that the Board of Directors of Managing Member or IHC votes to approve any Transaction or to recommend that the stockholders of Managing Member or IHC consider any Transaction, Managing Member shall, at the written election of Non-Managing Member given within five (5) business days of the later of the date of the applicable

Sale Notice or the date on which Non-Managing Member learns of the Transaction (in which case Managing Member shall promptly deliver a Sale Notice to Non-Managing Member), use its best efforts to cause the terms and conditions of the proposed Transaction to include an offer to purchase Non-Managing Member's Interest in accordance with the provisions set forth below. In the event that Managing Member is unable to cause the terms and conditions of the Transaction to include an offer to purchase Non-Managing Member's Interest in accordance with the provisions set forth below, Managing Member shall be deemed to have elected to purchase Non-Managing Member's Interest on the terms set forth below.

                  (b) In the event that Managing Member has given a Sale Notice to Non-Managing Member, and Non-Managing Member does not elect to participate in the Transaction within the five (5) business day period set forth above, Managing Member may, at its option (i) proceed with the Transaction on its original terms or (ii) by written notice to Non-Managing Member given within five (5) business days after the five (5) business day period set forth in (a) above, require Non-Managing Member to sell its Interest to the Acquiror or Managing Member on the terms set forth below.

         SECTION 11.3 TERMS.

                  (a) If, at any time on or prior to June 18, 2002, Non-Managing Member elects to sell, or Managing Member or Acquiror (such Person, the "BUYER") elects to buy, as the case may be, Non-Managing Member's Interest, in either case, pursuant to Section 11.2, the purchase price for Non-Managing Member's Interest for purposes of this Article 11 shall be calculated on the following basis. The value of the Transaction shall be determined, with appropriate adjustment if less than all of the Interstate Common Stock or assets of Managing Member or IHC are being purchased in the Transaction, and taking into account all cash and non-cash consideration (including any deferred consideration), less out of pocket expenses paid by Managing Member in the transaction (such as legal, financial advisory and similar fees). A multiple of Managing Member's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the twelve full months immediately preceding the month in which the Board of Directors of Managing Member (or IHC, as applicable) voted to approve the Transaction or to recommend that the stockholders of Managing Member (or IHC, as applicable) consider the Transaction shall then be calculated by dividing the value of the Transaction by such EBITDA. A value for the Company shall then be calculated by multiplying the Company's EBITDA for the twelve full months immediately preceding the month in which the Board of Directors of Managing Member (or IHC, as applicable) voted to approve the Transaction or to recommend that the stockholders of Managing Member (or IHC, as applicable) consider the Transaction by the multiple calculated in accordance with the preceding sentence. The purchase price for Non-Managing Member's Interest shall be equal to the value of the Company calculated in accordance with the preceding sentence multiplied by Non-Managing Member's Percentage Interest. Non-Managing Member shall be obligated to pay only expenses incurred by Non-Managing Member in the sale, and shall not be obligated for any transfer fees or taxes, financial advisory fees or other amounts unless contracted for by PAH or Patriot REIT.

                  (b) If, at any time after June 18, 2002, Non-Managing Member elects to sell, or a Buyer elects to buy, as the case may be, Non-Managing Member's Interest, in either case, pursuant to Section 11.2, the purchase price for Non-Managing Member's Interest for purposes of this Article 11 shall be negotiated between Non-Managing Member and the Buyer within five (5) business days. If the Buyer and Non-Managing Member are unable to reach agreement on the purchase price within such time period, then either Managing Member or Non-Managing Member may demand that the purchase price be determined in the following manner. Within five (5) business days of such demand, Non-Managing Member and Managing Member shall select a nationally-recognized investment bank or other nationally-recognized independent appraiser; provided that such bank or appraiser must have experience valuing hotel management companies (such bank or appraiser, an "APPRAISER"). If Managing Member and Non-Managing Member are unable to select an Appraiser, then, within an additional five (5) business days, each such party shall select an Appraiser and the two (2) Appraisers so selected shall, within an additional five (5) business days, select a third Appraiser. Each Appraiser shall, in good faith, determine a fair market value (the "FAIR MARKET VALUE") for Non-Managing Member's Interest taking into account all relevant factors, utilizing methodology typically employed in valuing hotel management companies. If one Appraiser is hired, the purchase price for Non-Managing Member's Interest shall equal the Fair Market Value; if more than one Appraiser is hired, then the purchase price for Non-Managing Member's Interest shall equal the average of each such determination of Fair Market Value. The determination of the purchase price in such manner shall be binding upon the parties and shall not be subject to dispute or appeal. Non-Managing Member shall be obligated to pay one-half the expenses of each Appraiser and expenses incurred by Non-Managing Member in the sale, and shall not be obligated for any transfer fees or taxes, financial advisory fees or other amounts unless contracted for by PAH or Patriot REIT.

                  (c) If Managing Member is acquiring Non-Managing Member's Interest, the agreement for the purchase and sale of Non-Managing Member's Interest shall be on substantially the same terms and conditions as the agreement relating to the acquisition of the stock or assets of Managing Member or IHC by the Acquiror, with appropriate modifications to reflect that Non-Managing Member is a passive investor in the Company and has no independent knowledge of the Company's assets or business.

                  (d) Managing Member and Non-Managing Member agree that a breach of any of the terms, conditions or other obligations under this Article 11 may result in irreparable harm to the non-breaching party, and shall give rise to a right of the non-breaching party to seek enforcement of the provisions of this Article 11 in a court of equity by a decree of specific performance. This remedy is intended to be cumulative and in addition to any other remedy a party may have.

         SECTION 11.4 CLOSING. The closing of any purchase of Non-Managing Member's Interest pursuant to this Article 11 shall occur simultaneously with the closing of the Transaction which gave rise to such purchase, whether such purchase is made by an Acquiror or by Managing Member.

                                   ARTICLE 12
                               GENERAL PROVISIONS
                               ------------------

         SECTION 12.1 COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE MEMBERS. Each Member represents and warrants to the other Members as follows:

                  12.1.1 It is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with all requisite power and authority to enter into this Agreement.

                  12.1.2 This Agreement constitutes the legal, valid and binding obligation of the Member enforceable in accordance with its terms, subject to the application of principles of equity and laws governing insolvency and creditors' rights generally.

                  12.1.3 No consents or approvals are required from any governmental authority or other Person for the Member to enter into this Agreement. All limited liability company, corporate or partnership action on the part of the Member necessary for the authorization, execution and delivery of this Agreement, and the consummation of the transactions contemplated under this Agreement, have been duly taken.

                  12.1.4 The execution and delivery of this Agreement by the Member, and the consummation of the transactions contemplated under this Agreement, do not conflict with or contravene the provision of the Member's organizational documents or any agreement or instrument by which it or its properties are bound or any law, rule, regulations, order or decree to which it or its properties are subject.

                  12.1.5 No Member has retained any broker, finder or other commission or fee agent, and no such person has acted on its behalf in connection with the execution and delivery of this Agreement.

                  12.1.6 Each Member is acquiring its interest in the Company for investment, solely for its own account, with the intention of holding such interest for investment and not with a view to, or for resale in connection with, any distribution or public offering or resale of any portion of such interest within the meaning of the Securities Act of 1933 (the "SECURITIES ACT") or any other applicable federal or state securities law, rule or regulation ("SECURITIES LAWS").

                  12.1.7 Each Member acknowledges that it is aware that its interest in the Company has not been registered under the Securities Act or under any other Securities Law in reliance upon exemption contained therein. Each Member understands and acknowledges that its representations and warranties contained herein are being relied upon by the Company, the other Members and the constituent owners of such other

         Members as the basis for exemption of the issuance of interest in the Company from registration requirements of the Securities Act and other Securities Laws. Each Member acknowledges that the Company will not and has no obligation to register any interest in the Company under the Securities Act or other Securities Laws.

                  12.1.8 Each Member acknowledges that prior to its execution of this Agreement, it received a copy of this Agreement and that it examined this document or caused this document to be examined by its representative or attorney. Each Member further acknowledges that it or its representative or attorney is familiar with this Agreement, and with the business and affairs of the Company, and that except as otherwise specifically provided in this Agreement, it does not desire any further information or data relating to the Company, the Assets or the other Members. Each Member acknowledges that it understands that the acquisition of its interest in the Company is a speculative investment involving a high degree of risk and represents that it has a net worth sufficient to bear the economic risk of its investment in the Company and to justify its investing in a highly speculative Company of this type.

         SECTION 12.2 NOTICES. All notices, demands, approvals, consents or requests provided for or permitted to be given pursuant to this Agreement must be in writing.

                  12.2.1 All notices, demands, approvals, consents and requests to be sent to the Company pursuant to the terms hereof shall be deemed to have been properly given or served by personal delivery or by a nationally recognized overnight courier or by registered or certified mail, return receipt requested, postage prepaid and addressed as follows:

                  If to the Company:

                             c/o    Interstate Hotels Corporation
                                    680 Andersen Drive, Foster Plaza Ten
                                    Pittsburgh, Pennsylvania 15220
                                    Attn: Thomas F. Hewitt

                  With a copy to:

                             c/o    Interstate Hotels Corporation
                                    680 Andersen Drive, Foster Plaza Ten
                                    Pittsburgh, Pennsylvania 15220
                                    Attn:  Timothy Q. Hudak, Esq.

                  With a copy to:

                             c/o    PAH - Interstate Holdings, Inc.
                                    c/o Wyndham International, Inc.
                                    1950 Stemmons Freeway, Suite 6001
                                    Dallas, Texas 75207
                                    Attn:  General Counsel

                  If to Northridge Holdings:

                             c/o    Interstate Hotels Corporation
                                    680 Andersen Drive, Foster Plaza Ten
                                    Pittsburgh, Pennsylvania 15220
                                    Attn:  Thomas F. Hewitt
                                    Timothy Q. Hudak, Esq.


                  If to PAH:

                             c/o    PAH - Interstate Holdings, Inc.
                                    c/o Wyndham International, Inc.
                                    1950 Stemmons Freeway, Suite 6001
                                    Dallas, Texas 75207
                                    Attn:  General Counsel

                  12.2.2 All notices, demands and requests shall be effective upon personal delivery or upon the date of receipt by the addressee as shown on the return receipt or upon the date of acknowledgment or confirmation of receipt with respect to delivery by or nationally recognized overnight courier. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent.

                  12.2.3 By giving to the other parties at least ten (10) days prior written notice thereof, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

         SECTION 12.3 GOVERNING LAWS; JURISDICTION; VENUE.

                  12.3.1 GOVERNING LAWS. This Agreement and the obligations of the Members hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

                  12.3.2 JURISDICTION; VENUE. Each of the Members hereby irrevocably submits to the exclusive jurisdiction of any state court located in the City of Wilmington, Delaware and any federal court in the State of Delaware and any other court with jurisdiction to hear appeals from such courts for the purposes of any suit, action or other proceeding of any type whatsoever arising out of this Agreement or the subject matter hereof, and to the extent permitted by applicable law, hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

         SECTION 12.4 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto relative to the formation and operation of the Company. No variations, modifications, or changes herein or hereof shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

         SECTION 12.5 WAIVER. No consent or waiver, express or implied, by any Member to or of any breach or default by any other Member in the performance by the other Member of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other Member of the same or any other obligations of such other Member hereunder. Failure on the part of any Member to complain of any act or failure to act of any of the other Members or to declare any of the other Members in default, irrespective of how long such failure continues, shall not constitute a waiver by such Member of its rights hereunder.

         SECTION 12.6 SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or enforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         SECTION 12.7 TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa and shall refer solely to the parties signatory thereto except where otherwise specifically provided. Titles of Articles and Sections are for convenience only, and neither limit nor amplify the provisions of the Agreement itself, and all references herein to Articles, Sections or subdivisions thereof shall refer to the corresponding Articles, Sections or subdivisions thereof of this Agreement unless specific reference is made to such Articles, Sections or subdivisions of another document or instrument. Any use of the words "INCLUDING" or "INCLUDE" herein shall, unless the context clearly requires otherwise, be deemed to mean "WITHOUT LIMITATION."

         SECTION 12.8 ACTION BY THE MEMBERS. No approval, consent, designation or other action by a Member shall be binding upon such Member unless the same is in writing and executed on behalf of such Member by a duly authorized representative of such Member.

         SECTION 12.9 AMENDMENTS. No change, modification or amendment of this Agreement shall be valid or binding unless such change, modification or amendment shall be in writing and duly executed by all of the Members.

         SECTION 12.10 BINDING AGREEMENT. Subject to the restrictions on transfers and encumbrances set forth herein, this Agreement shall inure to the benefit of and be binding upon the undersigned Members and their respective heirs, executors, legal representatives, successors and assigns. Whenever, in this instrument, a reference to any party or Member is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such party or Member.




         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         SECTION 12.11 FURTHER ASSURANCES. Each of the Members shall hereafter execute and deliver such further instruments and do such further acts and things as may be reasonably necessary to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

         IN WITNESS WHEREOF, this Agreement is executed effective as of the date first set forth above.


                                            NORTHRIDGE HOLDINGS, INC.
                                            a Delaware corporation


                                            By: /s/ TIMOTHY Q. HUDAK
                                                --------------------------------
                                                Name:  Timothy Q. Hudak
                                                Title: Assistant Secretary



                                            PAH-INTERSTATE HOLDINGS, INC.
                                            a Delaware corporation


                                            By: /s/ WILLIAM W. EVANS, III
                                                --------------------------------
                                                Name:  William W. Evans, III
                                                Title: Executive Vice President

                                  SCHEDULE 1.1
                                  ------------

                            INITIAL CAPITAL ACCOUNTS
                            ------------------------

         Northridge Holdings, Inc.                   $60,950,094

         PAH-Interstate Holdings, Inc.               $74,494,560





                                     Sch.1.1

                                  SCHEDULE 1.2
                                  ------------

                              EXISTING SUBSIDIARIES
                              ---------------------

Cambridge Hotel Associates

CHR Consulting Company, L.L.C.

CHR Services Company, L.L.C.

Colony de Mexico, S.A. de C.V.

Colony Hotels and Resorts Company

Colony International Management Company, L.L.C.

Continental Design & Supplies Company, L.L.C.

Crossroads Future Company, L.L.C.

Crossroads Future Financing Company, L.L.C.

Crossroads Hospitality Company, L.L.C.

Crossroads Hospitality Tenant Company, L.L.C.

Crossroads/Memphis Company, L.L.C.

Crossroads/Memphis Financing Company, L.L.C.

Crossroads/Memphis Financing Company II, L.L.C.

Crossroads/Memphis Partnership, L.P.

Equity Bluefield, Inc.

Hilltop Equipment Leasing Company, L.P.

IHC International Development (U.K.) L.L.C.

IHC/Moscow Corporation

IHC Services Company, L.L.C.

Intercarp Limited Partnership

Northridge Insurance Company

Oak Hill Catering Company, Inc.

PAH-Cambridge Holdings, LLC

PAH-Hilltop GP, LLC

State College BBQ/Concord Joint Venture




                                     Sch.1.2

                                 SCHEDULE 2.4.1
                                 --------------

                           LIST OF EXISTING CONTRACTS
                    (INCLUDING EXISTING SUBSIDIARY CONTRACTS)

                                 (See attached)






                                   Sch. 2.4.1

                   INTERSTATE HOTELS PORTFOLIO PROPOSED SPINCO

================================================================================================================
                                   HOTEL                                          # OF ROOMS    DIVISION
================================================================================================================
Pittsburgh Green Tree Marriott                                                        467          IHC
----------------------------------------------------------------------------------------------------------------
Charlotte Marriott Executive Park                                                     297          IHC
----------------------------------------------------------------------------------------------------------------
The Charles Hotel in Harvard Square                                                   296          IHC
----------------------------------------------------------------------------------------------------------------
(intentionally omitted)
----------------------------------------------------------------------------------------------------------------
Sheraton Biscayne Bay                                                                 598          IHC
----------------------------------------------------------------------------------------------------------------
Fort Lauderdale Marriott North                                                        321          IHC
----------------------------------------------------------------------------------------------------------------
Boca Raton Marriott                                                                   256          IHC
----------------------------------------------------------------------------------------------------------------
Memphis Marriott                                                                      320          IHC
----------------------------------------------------------------------------------------------------------------
Marriott at Sawgrass Resort                                                           510          IHC
----------------------------------------------------------------------------------------------------------------
San Francisco Marriott Fisherman's Wharf                                              285          IHC
----------------------------------------------------------------------------------------------------------------
Orlando Airport Marriott                                                              484          IHC
----------------------------------------------------------------------------------------------------------------
Parsippany Hilton                                                                     510          IHC
----------------------------------------------------------------------------------------------------------------
St. Louis Marriott West                                                               300          IHC
----------------------------------------------------------------------------------------------------------------
San Francisco Holiday Inn Golden Gateway                                              498          IHC
----------------------------------------------------------------------------------------------------------------
Don CeSar Resort and Beach Club                                                       345          IHC
----------------------------------------------------------------------------------------------------------------
Seattle Crowne Plaza                                                                  415          IHC
----------------------------------------------------------------------------------------------------------------
Lexington Hotel                                                                       180          IHC
----------------------------------------------------------------------------------------------------------------
Lisle Radisson                                                                        242          IHC
----------------------------------------------------------------------------------------------------------------
Toronto Colony Hotel                                                                  717          IHC
----------------------------------------------------------------------------------------------------------------
Warner Center Marriott                                                                463          IHC
----------------------------------------------------------------------------------------------------------------
Lawai Beach Resort                                                                    171          IHC
----------------------------------------------------------------------------------------------------------------
Golden Eagle Resort                                                                    89          CHC
----------------------------------------------------------------------------------------------------------------
Stratton Village Lodge                                                                 91          CHC
----------------------------------------------------------------------------------------------------------------
Stratton Mountain Inn                                                                 118          CHC
----------------------------------------------------------------------------------------------------------------


                                   Sch. 2.4.1

                   INTERSTATE HOTELS PORTFOLIO PROPOSED SPINCO

================================================================================================================
                                   HOTEL                                          # OF ROOMS    DIVISION
================================================================================================================
Brookstown Inn                                                                         71          CHC
----------------------------------------------------------------------------------------------------------------
Kelley House                                                                           53          IHC
----------------------------------------------------------------------------------------------------------------
Harbor View Hotel                                                                     124          IHC
----------------------------------------------------------------------------------------------------------------
(intentionally omitted)
----------------------------------------------------------------------------------------------------------------
Marriott's Laguna Cliffs Resort                                                       346          IHC
----------------------------------------------------------------------------------------------------------------
Virginia Beach Days Inn Airport                                                       148          CHC
----------------------------------------------------------------------------------------------------------------
Waterford Marriott                                                                    197          IHC
----------------------------------------------------------------------------------------------------------------
Denver Hilton South                                                                   305          IHC
----------------------------------------------------------------------------------------------------------------
Flagstaff Super 8 Motel                                                                86          CHC
----------------------------------------------------------------------------------------------------------------
Canton Best Western University Inn                                                    102          CHC
----------------------------------------------------------------------------------------------------------------
Vicksburg Fairfield Inn by Marriott                                                    81          CHC
----------------------------------------------------------------------------------------------------------------
Hotel Tverskaya                                                                       122          IHC
----------------------------------------------------------------------------------------------------------------
Point Pleasant                                                                        110          CHC
----------------------------------------------------------------------------------------------------------------
Comfort Inn Murray Hill                                                               128          CHC
----------------------------------------------------------------------------------------------------------------
Westin Bonaventure                                                                  1,354          IHC
----------------------------------------------------------------------------------------------------------------
San Jose Radisson Airport Plaza Hotel                                                 185          IHC
----------------------------------------------------------------------------------------------------------------
Schaumburg Embassy Suites                                                             209          IHC
----------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Albany                                                           78          CHC
----------------------------------------------------------------------------------------------------------------
Toronto Delta Meadowvale                                                              374          IHC
----------------------------------------------------------------------------------------------------------------
The Inn at Great Neck                                                                  85          IHC
----------------------------------------------------------------------------------------------------------------
Pittsburgh Marriott City Center                                                       401          IHC
----------------------------------------------------------------------------------------------------------------
Chambersburg Fairfield Inn by Marriott                                                 74          CHC
----------------------------------------------------------------------------------------------------------------
Embassy Suites Phoenix North                                                          314          IHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Omaha                                                        80          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Madison                                                      80          CHC
----------------------------------------------------------------------------------------------------------------


                                   Sch. 2.4.1

                   INTERSTATE HOTELS PORTFOLIO PROPOSED SPINCO

================================================================================================================
                                   HOTEL                                          # OF ROOMS    DIVISION
================================================================================================================
Residence Inn by Marriott Tinton Falls                                                 96          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Burlington                                                   96          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Sarasota                                                                   97          CHC
----------------------------------------------------------------------------------------------------------------
The Inn at Wilksboro                                                                  101          CHC
----------------------------------------------------------------------------------------------------------------
Comfort Inn Trolley Square                                                            104          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Beckley                                                                   106          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Morgantown                                                                106          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Gastonia                                                                  109          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Glen Burnie                                                               115          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Knoxville Airport                                                         118          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Columbus Airport                                                          119          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Louisville                                                                119          CHC
----------------------------------------------------------------------------------------------------------------
Holiday Inn Oak Hill                                                                  119          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Eagan                                                       120          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn State College                                                             120          CHC
----------------------------------------------------------------------------------------------------------------
Holiday Inn Bluefield                                                                 120          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Austin North                                                              121          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Jacksonville                                                              122          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Fayetteville                                                              122          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Cleveland/Westlake                                                        123          CHC
----------------------------------------------------------------------------------------------------------------
Homewood Suites San Antonio                                                           123          CHC
----------------------------------------------------------------------------------------------------------------
Homewood Suites Phoenix                                                               124          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Meriden                                                                   125          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Detroit                                                                   125          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Fort Worth West                                                           125          CHC
----------------------------------------------------------------------------------------------------------------


                                   Sch. 2.4.1

                   INTERSTATE HOTELS PORTFOLIO PROPOSED SPINCO

================================================================================================================
                                   HOTEL                                          # OF ROOMS    DIVISION
================================================================================================================
Hampton Inn Garland                                                                   125          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Scottsdale-Old Town                                                       126          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Traverse City                                                             127          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Indianapolis NE                                                           129          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Scranton                                                                  129          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Chicago/Naperville                                                        130          CHC
----------------------------------------------------------------------------------------------------------------
Homewood Suites Hartford/Windsor Locks                                                132          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Chicago/Gurnee                                                            134          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn College Station                                                           135          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Arlington South                                                           141          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Milford                                                                   148          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Ann Arbor South                                                           150          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Albany                                                                    154          CHC
----------------------------------------------------------------------------------------------------------------
Holiday Inn Mt. Pleasant                                                              158          CHC
----------------------------------------------------------------------------------------------------------------
Winston-Salem Inn                                                                     160          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Chattanooga                                                               168          CHC
----------------------------------------------------------------------------------------------------------------
Comfort Inn Jacksonville Beach                                                        177          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Colorado Springs North                                       96          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Tucson                                                      128          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Oklahoma City                                               135          CHC
----------------------------------------------------------------------------------------------------------------
(intentionally omitted)
----------------------------------------------------------------------------------------------------------------
Holiday Inn Fishkill                                                                  156          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Savannah                                                                  129          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Norfolk                                                                   119          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Pickwick Dam                                                               50          CHC
----------------------------------------------------------------------------------------------------------------


                                   Sch. 2.4.1

                   INTERSTATE HOTELS PORTFOLIO PROPOSED SPINCO

================================================================================================================
                                   HOTEL                                          # OF ROOMS    DIVISION
================================================================================================================
Hampton Inn Collierville                                                               90          CHC
----------------------------------------------------------------------------------------------------------------
Embassy Suites Chicago                                                                358          IHC
----------------------------------------------------------------------------------------------------------------
Roosevelt Hotel                                                                     1,033          IHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Overland Park                                                             134          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Uniontown                                                                  86          CHC
----------------------------------------------------------------------------------------------------------------
Germantown Homewood Suites                                                             92          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Memphis-Sycamore                                                          117          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Kansas City                                                               120          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Nashville-Briley                                                          120          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Columbia West                                                             121          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn St. Louis                                                                 122          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Chapel Hill                                                               122          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Birmingham-Vestavia Hills                                                 123          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn North Little Rock                                                         123          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Dublin                                                                    123          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Madison Heights                                                           124          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Charleston                                                                125          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Memphis-Poplar                                                            126          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Colorado Springs                                                          128          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Atlanta-Northlake                                                         130          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Dallas-Richardson                                                         130          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Aurora                                                                    132          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Dallas-Addison                                                            160          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Livermore                                                                  78          CHC
----------------------------------------------------------------------------------------------------------------
The Cadillac Hotel                                                                    271          CHC
----------------------------------------------------------------------------------------------------------------


                                   Sch. 2.4.1

                   INTERSTATE HOTELS PORTFOLIO PROPOSED SPINCO

================================================================================================================
                                   HOTEL                                          # OF ROOMS    DIVISION
================================================================================================================
Augusta Homewood Suites                                                                65          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Birmingham-Mt. Brook                                                      131          CHC
----------------------------------------------------------------------------------------------------------------
Moscow Marriott Grand Hotel                                                           392          IHC
----------------------------------------------------------------------------------------------------------------
Austin Doubletree                                                                     155          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Princeton                                                   208          CHC
----------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Orange                                                          121          CHC
----------------------------------------------------------------------------------------------------------------
Ontario Airport Marriott                                                              299          IHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn White River Junction                                                       96          CHC
----------------------------------------------------------------------------------------------------------------
Philadelphia Holiday Inn Airport                                                      303          CHC
----------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Westborough                                                      98          CHC
----------------------------------------------------------------------------------------------------------------
Holiday Inn Express Pittston                                                          100          CHC
----------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Gulf Shores                                                      92          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Miami-South Beach/Surfcomber                                              185          CHC
----------------------------------------------------------------------------------------------------------------
Radisson Hotel Los Angeles Westside                                                   368          IHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn San Antonio                                                               169          CHC
----------------------------------------------------------------------------------------------------------------
Sharonville Homewood Suites                                                           111          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Portland                                                    168          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Boise                                                       104          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Pittsburgh Airport                                          156          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn and Suites Bartlett                                                       125          CHC
----------------------------------------------------------------------------------------------------------------
Jackson Sleep Inn                                                                      80          CHC
----------------------------------------------------------------------------------------------------------------
Columbus Embassy Suites                                                               220          IHC
----------------------------------------------------------------------------------------------------------------
AmeriSuites Hotel Ontario                                                             128          IHC
----------------------------------------------------------------------------------------------------------------
Moscow Marriott Royale                                                                232          IHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Cleveland Downtown                                                        194          CHC
----------------------------------------------------------------------------------------------------------------


                                   Sch. 2.4.1

                   INTERSTATE HOTELS PORTFOLIO PROPOSED SPINCO

================================================================================================================
                                   HOTEL                                          # OF ROOMS    DIVISION
================================================================================================================
Homewood Suites Seattle                                                               161          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Fishkill                                                                  156          CHC
----------------------------------------------------------------------------------------------------------------
The Pillars Hotel aka Medical Inn Buffalo                                             100          CHC
----------------------------------------------------------------------------------------------------------------
Courtyard by Marriott St. Louis                                                       122          CHC
----------------------------------------------------------------------------------------------------------------
Manhattan Courtyard by Marriott Times Square South                                    244          CHC
----------------------------------------------------------------------------------------------------------------
Danbury Radisson Suites                                                                76          CHC
----------------------------------------------------------------------------------------------------------------
Southaven Fairfield Inn by Marriott                                                    94          CHC
----------------------------------------------------------------------------------------------------------------
Colorado Springs Hilton Garden Inn                                                    154          CHC
----------------------------------------------------------------------------------------------------------------
Fairfield Inn by Marriott Jackson                                                      79          CHC
----------------------------------------------------------------------------------------------------------------
Fremont Hampton Inn                                                                   100          CHC
----------------------------------------------------------------------------------------------------------------
Homewood Suites Chicago                                                               233          CHC
----------------------------------------------------------------------------------------------------------------
Homewood Suites Orlando                                                               252          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn South San Francisco                                                        90          CHC
----------------------------------------------------------------------------------------------------------------
Kendall Radisson                                                                      160          CHC
----------------------------------------------------------------------------------------------------------------
Hampton Inn Albuquerque                                                               131          CHC
----------------------------------------------------------------------------------------------------------------
Residence Inn by Marriott Oakland                                                     176          CHC
----------------------------------------------------------------------------------------------------------------
Hilton Garden Inn Chicago                                                             357          CHC
----------------------------------------------------------------------------------------------------------------
Jacksonville Country Inn & Suites                                                     120          CHC
----------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Beachwood                                                       112          CHC
----------------------------------------------------------------------------------------------------------------
Troy Marriott                                                                         350          IHC
================================================================================================================
TOTAL PROPERTIES                                                                      166
----------------------------------------------------------------------------------------------------------------
TOTAL ROOMS                                                                        31,049
================================================================================================================


                                   Sch. 2.4.1